POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is perpetual and shall survive the death, incapacity, dissolution or termination of the undersigned.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of May, 2013.

				ARCH VENTURE FUND VII, L.P.

			        By: ARCH Venture Partners VII, L.P.
				its General Partner

				    By: ARCH Venture Partners VII, LLC
				    its General Partner

				        By: /s/ Keith Crandell
	                                Managing Director



				ARCH VENTURE PARTNERS VII, L.P.

				By:	ARCH Venture Partners VII, LLC
					its General Partner

					By:  /s/ Keith Crandell
					     Managing Director




				ARCH VENTURE PARTNERS VII, LLC

				By:  /s/ Keith Crandell
				     Managing Director


				 /s/ Keith Crandell
				 Keith Crandell

				 /s/ Robert Nelsen
				 Robert Nelsen

				 /s/ Clint Bybee
                           Clinton Bybee